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                                                                    Exhibit 10.3


                                    GUARANTY

                  GUARANTY, dated as of May 29, 2001 (the "Guaranty"), made by BINGHAM FINANCIAL SERVICES CORPORATION (the "Guarantor") in favor of CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the "Buyer"), party to the Master Repurchase Agreement referred to below.

                                    RECITALS

                  Pursuant to the Master Repurchase Agreement dated as of May 29, 2001, as amended by Annex I thereto (as amended, supplemented or otherwise modified from time to time, the "Master Repurchase Agreement") between Origen Special Holdings Corporation (the "Seller") and the Buyer, the Buyer has agreed to purchase certain manufactured home loans (the "Assets") from the Seller and the Seller has agreed to repurchase such Assets upon the terms and subject to the conditions set forth therein. It is a condition precedent to the obligation of the Buyer to purchase the Assets from the Seller under the Master Repurchase Agreement that the Guarantor shall have executed and delivered this Guaranty to the Buyer.

                  NOW, THEREFORE, in consideration of the premises and to induce the Buyer to enter into the Master Repurchase Agreement and to induce the Buyer to purchase the Assets under the Master Repurchase Agreement, the Guarantor hereby agrees with the Buyer as follows:

                  1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Master Repurchase Agreement and used herein shall have the meanings given to them in the Master Repurchase Agreement.

                  (b) "Obligations" shall mean the obligations and liabilities of the Seller and the Guarantor to the Buyer, including, without limitation, the obligations whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, or out of or in connection with the Master Repurchase Agreement, this Guaranty, any other Transaction Documents and any other document made, delivered or given in connection therewith or herewith, whether on account of covenants, Repurchase Prices, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Buyer that are required to be paid by the Seller pursuant to the terms of the Master Repurchase Agreement) or otherwise.

                  (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and section and paragraph references are to this Guaranty unless otherwise specified.

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

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                  2. Guaranty. (a) The Guarantor hereby, unconditionally and irrevocably, guarantees to the Buyer and its successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Seller (whether at the stated maturity, by acceleration or otherwise) of the Obligations (the "Guarantee"); provided, however, the amount payable by the Guarantor under the Guarantee shall not exceed an amount equal to (x) with respect to the Purchased Securities subject to Transactions at any one time, 10% of the applicable Repurchase Price, less (y) the aggregate amount of payments actually made by the Guarantor in respect of such Purchased Securities pursuant hereto (without regard to any payments actually made by the Guarantor in respect of either (i) Purchased Securities previously subject to Transactions, which are no longer subject to Transactions as of such time, or (ii) previous Transactions to the extent that such Transactions included Purchased Securities no longer the subject of current Transactions). The limitation of liability described in the foregoing proviso shall not (i) constitute a waiver, release or impairment of any obligation evidenced or secured by the Transaction Documents; (ii) impair the right of Buyer to name the Guarantor or Seller as a party defendant in any action or suit for judicial foreclosure and sale under the Transaction Documents; (iii) impair the right of Buyer to obtain the appointment of a receiver; (iv) impair the right of Buyer to bring suit (and seek a money judgment therein) with respect to fraud or intentional misrepresentation by the Guarantor or Seller or any other person or entity in connection with the Transaction Documents; (v) impair the right of Buyer to obtain payments on the Purchased Securities received by the Guarantor or Seller after the occurrence of an Event of Default; (vi) impair the right of Buyer to bring suit (and seek a money judgment therein) with respect to any misappropriation by the Guarantor or Seller of payments collected in advance with respect to the Assets; or (vii) impair the right of Buyer to apply to losses arising out of any misrepresentation, wilful misconduct or fraud by the Guarantor or Seller or either of their agents or employees or to any suit or money judgment related thereto.

                  (b) The Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Buyer in enforcing any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty. This Guaranty shall remain in full force and effect until the Obligations are paid in full, notwithstanding that from time to time prior thereto the Seller may be free from any Obligations.

                  (c) No payment or payments made by the Seller, the Guarantor, any other guarantor or any other Person or received or collected by the Buyer from the Seller, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of the Guarantor hereunder until the Obligations are paid in full and the Master Repurchase Agreement is terminated.


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                  (e) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Buyer on account of its liability hereunder, it will notify the Buyer in writing that such payment is made under this Guaranty for such purpose.

                  3. Representations and Warranties of the Guarantor. The Guarantor hereby represents and warrants (a) that it is duly organized and validly existing in good standing under the laws of the jurisdiction under which it is organized and is duly qualified to do business and is in good standing in every other jurisdiction as to which the nature of the business conducted by it makes such qualification necessary, (b) that it has the power and authority to enter into and perform this Guaranty, (c) that the execution, delivery and performance of this Guaranty by it have been duly authorized by proper action and are not in contravention of law or of the terms of its organizational documents, or any agreement, instrument, indenture or other undertaking to which it is a party or by which it is bound, and (d) that all registrations and approvals of any governmental agency, department or commission necessary for the execution, delivery and performance of this Guaranty and for the validity and enforceability thereof, have been obtained and are in full force and effect. The Guarantor hereby represents and warrants (x) that this Guaranty is the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject to bankruptcy, insolvency and similar laws and to the availability of equitable remedies, (y) that except as previously disclosed to Buyer no legal proceedings are pending, or threatened, before any court or governmental agency which would adversely affect its financial condition, operations or any licenses or its ability to perform under this Guaranty, and (z) that the Guarantor has received and reviewed copies of the Master Repurchase Agreement.

                  4. Right of Set-off. Upon the occurrence of any Event of Default, the Guarantor hereby irrevocably authorizes the Buyer and each of its affiliates at any time and from time to time without notice to the Guarantor, any such notice being expressly waived by the Guarantor, to set-off and appropriate and apply any and all assets, at any time held or owing by the Guarantor or any of its affiliates to or for the credit or the account of the Guarantor, or any part thereof in such amounts as the Buyer or any of its affiliates may elect, against and on account of the obligations and liabilities of the Guarantor to the Buyer hereunder and claims of every nature and description of the Buyer or any of its affiliates against the Guarantor, deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Buyer to or for the credit or the account of the Guarantor, or any part thereof in such amounts as the Buyer may elect, against and on account of the obligations and liabilities of the Guarantor to the Buyer hereunder and claims of every nature and description of the Buyer against the Guarantor, in any currency, whether arising hereunder, under the Master Repurchase Agreement as the Buyer may elect, whether or not the Buyer has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured; provided, however, that such rights shall not exceed the maximum amount due hereunder at the time. The Buyer shall notify the Guarantor promptly of any such set-off and the application made by the Buyer, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of


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the Buyer under this Section are in addition to other rights and remedies
(including, without limitation, other rights of set-off) which the Buyer may have.

                  5. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Buyer, the Guarantor shall not be entitled to be subrogated to any of the rights of the Buyer against the Seller or any other guarantor or any collateral security or guarantee or right of offset held by the Buyer or any of its affiliates for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Seller or any other guarantor in respect of payments made by the Guarantor hereunder, until all amounts owing to the Buyer by the Seller on account of the Obligations are paid in full and the Master Repurchase Agreement is terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Buyer, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Buyer in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Buyer, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Buyer may determine.

                  6. Amendments, Etc. with Respect to the Obligations. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Buyer may be rescinded by the Buyer and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Buyer, and the Master Repurchase Agreement and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Buyer may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Buyer for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Buyer shall not have any obligation to protect, secure, perfect or insure any lien at any time held by it as security for the Obligations or for this Guaranty or any property subject thereto. When making any demand hereunder against the Guarantor, the Buyer may, but shall be under no obligation to, make a similar demand on the Seller or any other guarantor, and any failure by the Buyer to make any such demand or to collect any payments from the Seller or any such other guarantor or any release of the Seller or such other guarantor shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Buyer against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                  7. Waiver of Rights. The Guarantor waives any and all notice of any kind including, without limitation, notice of the creation, renewal, extension or accrual of any of the Obligations, and notice of or proof of reliance by the Buyer upon this Guaranty or acceptance of this


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Guaranty; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty; and all dealings between the Seller and the Guarantor, on the one hand, and the Buyer, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Seller or the Guarantor with respect to the Obligations.

                  8. Guaranty Absolute and Unconditional. The Guarantor understands and agrees that this Guaranty shall be construed as a continuing, absolute and unconditional guarantee of the full and punctual payment and performance by the Seller of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Buyer first attempt to collect any of the Obligations from the Seller without regard to (a) the validity, regularity or enforceability of the Master Repurchase Agreement, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Buyer, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Seller against the Buyer, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Seller or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Seller from the Obligations, or of the Guarantor from this Guaranty, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Buyer may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Seller or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Buyer to pursue such other rights or remedies or to collect any payments from the Seller or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Seller or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Buyer against the Guarantor. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Buyer, and its successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guaranty shall have been satisfied by payment in full and the Master Repurchase Agreement shall be terminated, notwithstanding that from time to time during the term of the Master Repurchase Agreement the Seller may be free from any Obligations.

                  9. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Buyer upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Seller or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Seller or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.


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                  10. Payments. The Guarantor hereby guarantees that payments hereunder will be paid to the Buyer without set-off or counterclaim in U.S. Dollars in accordance with the wiring instructions of the Buyer.

                  11. Notices. All notices, requests and other communications provided for herein (including without limitation any modifications of, or waivers, requests or consents under, this Guaranty) shall be given or made in writing (including without limitation by telex or telecopy) and delivered to the intended recipient at the "Address for Notices" specified below; or, as to any party, at such other address as shall be designated by such party in a written notice to each other party.

If to the Guarantor:

                  BINGHAM FINANCIAL SERVICES CORPORATION
                  260 East Brown Street, Suite 200
                  Birmingham, Michigan 48009
                  Attention: Ronald Klein
                  Telephone: (248) 433-2759
                  Facsimile: (248) 644-5595

If to the Buyer:

                  Credit Suisse First Boston Mortgage Capital LLC
                  11 Madison Avenue, 5th Floor
                  New York, New York 10010
                  Attention: Anthony Giordano
                  Telephone : (212) 325-9103
                  Facsimile: (212) 325-8261

         All such communications shall be deemed to have been duly given when transmitted by telex or telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  12. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  13. Integration. This Guaranty and the Master Repurchase Agreement represent the agreement of the Guarantor with respect to the subject matter hereof and thereof and there are no promises or representations by the Buyer relative to the subject matter hereof or thereof not reflected herein or therein.


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                  14. Amendments in Writing; No Waiver; Cumulative Remedies. (a)
None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Buyer, provided that any provision of this Guaranty may be waived by the Buyer.

                  (b) The Buyer shall not by any act (except by a written instrument pursuant to Section 14(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Buyer, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Buyer of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Buyer would otherwise have on any future occasion.

                  (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  15. Section Headings. The section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  16. Successors and Assigns. This Guaranty shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Buyer and its successors and assigns. This Guaranty may not be assigned by the Guarantor without the express written consent of the Buyer.

                  17. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY NEW YORK LAW WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE.

                  18. SUBMISSION TO JURISDICTION; WAIVERS. THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                  (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AND THE MASTER REPURCHASE AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                  (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW,


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         WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF
         ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                  (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE BUYER SHALL HAVE BEEN NOTIFIED; AND

                  (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

                  19. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, THE MASTER REPURCHASE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  20. Recording. The Buyer and the Guarantor shall have the right (but not the obligation) from time to time to make or cause to be made tape recordings of communications between its employees and those of the other party with respect to Transactions. The Buyer and the Guarantor consent to the admissibility of such tape recordings in any court, arbitration, or other proceedings. The parties agree that a duly authenticated transcript of such a tape recording shall be deemed to be a writing conclusively evidencing the parties' agreement.

                            [SIGNATURE PAGE FOLLOWS]

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

                  IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


                                          BINGHAM FINANCIAL SERVICES
                                          CORPORATION


                                          By: /s/ Ronald A. Klein
                                              -----------------------------
                                          Name:   Ronald A. Klein
                                              -----------------------------
                                          Title:  President and CEO
                                              -----------------------------